UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2020

WEINGARTEN REALTY INVESTORS

(Exact name of registrant as specified in its charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $.03 par value	WRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07.Submission of Matters to a Vote of Security Holders.

On April 29, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 128,962,191 common shares were entitled to vote as of March  2, 2020, the record date for the Annual Meeting. There were 118,400,384 common shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders of the Company at the Annual Meeting, and the final voting results of each proposal.

(1)The shareholders elected each of the eight nominees to the Board of Trust Managers to serve until their successors have been elected and qualified, as follows:

TRUST MANAGER	FOR	AGAINST	ABSTAIN
Andrew M. Alexander	101,026,803	4,701,122	131,540
Stanford J. Alexander	103,889,140	1,832,367	137,958
Shelaghmichael C. Brown	78,660,919	25,440,585	1,757,961
Stephen A. Lasher	96,781,391	8,942,525	135,549
Thomas L. Ryan	54,385,080	51,334,240	140,145
Douglas W. Schnitzer	81,917,012	23,807,479	134,974
C. Park Shaper	101,437,395	4,286,326	135,744
Marc J. Shapiro	81,553,471	24,173,249	132,745

There were 12,540,919 broker non-votes with respect to the election of the Board of Trust Managers.

(2)The shareholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, as follows:

FOR	114,858,464
AGAINST	3,357,175
ABSTAIN	184,745

(3)The shareholders approved, by non-binding vote, the compensation awarded to the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2020 Proxy Statement, as follows:

FOR	91,390,275
AGAINST	14,028,527
ABSTAIN	440,663
BROKER NON-VOTES	12,540,919

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/
Chief Accounting Officer

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